EXHIBIT 99.1

Bryce Dille:

Good morning, and thank you for joining us today. My name is Bryce Dille and I am the CFO at Lygos. I am also joined by Eric Steen, CEO of Lygos, and Dan O’Brien, CEO of Flexible Solutions International. We are honored to have this opportunity to update you on the exciting business combination and financing news that we’ve announced today. As a reminder, we will be making forward looking statements during the presentation that involve risk and uncertainties. Please refer to the filings with the Securities and Exchange Commission to learn more about these risks and uncertainties.

Bryce Dille:

Our agenda today will be to update you on our announcement related to the proposed merger between Lygos and Flexible Solutions. We would also like to use this presentation to introduce you to both the companies and show you the vision of where we are heading as a combined entity that we believe is not only stronger and more well capitalized, but also better equipped to address the major sustainability challenges of our time. I will now pass the call over to Dan O’Brien, CEO of Flexible Solutions.

Dan O’Brien:

Thank you, Bryce, and welcome, everybody today. Our business at FSI has been steadily and profitably growing as we deliver biodegradable products to our customers in the fertilizer, agriculture and house cleaning and clean water markets. We had a fantastic 2021 and a few weeks ago, we announced that we reached almost 35 million in top line revenue. A key motivation for Flexible Solutions is that our existing and new customers have been asking for our products to not only be biodegradable, but also sustainable.

Dan O’Brien:

Nearly four years ago, I met Eric Steen, CEO of Lygos, and we began working together as he believed that he and his company could use biotechnology to serve, to solve our customer’s demands for sustainability. Today, we believe this business combination will put us on a path to delivering these sustainable solutions and has opened an opportunity for accelerated growth. With that, I’m pleased to introduce Eric Steen, CEO of Lygos.

Eric Steen:

Thank you, Dan. An incredibly exciting morning for us at Lygos as well, and just before we provide more color around the merger, I did want to provide some background on Lygos. Our mission is to decarbonize the legacy petrochemical industry and make better products, sustainably. This isn’t an easy feat, but we’ve built more than a decade of technology that converts sustainable carbon into organic acids by biotechnology. This is a platform. We use sugar and CO2 to make ingredients that everyone wants to use because they’re biodegradable and sustainable. We’re capable of producing numerous products from it and these ingredients are valuable to a number of exciting industries, from agriculture to consumer and industrial markets. We’re working to achieve this mission by vertically integrating the technology and products platform.

Eric Steen:

Next slide. So, the business rationale for merging is pretty simple. Dan and the team at FSI have a phenomenal existing business, including manufacturing and distribution capabilities for these biodegradable products. The second piece at Lygos, we use a technology approach to make these chemicals sustainably and without petroleum. And third, we believe that combining these two complimentary businesses, we have the capabilities to create a leading sustainable bio products company that positions us to be stronger and more capable of addressing the rapidly rising demand from our consumers for our ingredients.

Eric Steen:

And shifting briefly to the right side of the slide, I’d like to touch on the key aspects of the merger transaction terms. Prior to this transaction and earlier in April, Lygos secured 160 million dollars in growth capital, structured on a convertible debt basis with very attractive interests rates. The transaction has been unanimously approved by both board of directors and leadership teams. The complimentary nature of our businesses makes us believe we are all well positioned for strong growth and returns as we advance.

Eric Steen:

Next slide. We want to spend some time now describing the vision of the combined company and what excites us about the merger. We’re bringing together cutting edge technology, teams and set of target markets to build a leading company in sustainable ingredients and materials. On the tech piece, Lygos has a history of building cutting edge sugar to biochemical processes. We do that by employing state of the art capabilities in genetics, AI and industrial fermentation. The combination of our companies and demand for our sustainable offerings is growing and supported by some of the largest blue chip, CPG companies in the world. Dan will talk more about this in the coming slides. This establishes an exciting set of multiple billion dollar addressable markets for us to continue growing with existing customers and enables us to access new markets as we continue to develop and commercialize products from our platform with the fresh financing we intend to deliver on that demand, starting with aspartic acid and derivative agricultural clean water and detergent markets that we’re already capable of selling into via FSI.

Eric Steen:

Next slide, and Dan, to you.

Dan O’Brien:

Thanks, Eric. By adding industrial scale sustainable production to our biodegradable products, we can finally make an end to end green product. This combination dramatically enhances the value to our customers who will be able to convert their finished products into biodegradable, sustainable offerings that the marketplace is demanding. I know the demand is there because our major customers have been asking for this for years. Today’s sales at FSI are only scratching the surface of the potential demand. Our customers today are Fortune 500, consumer, agriculture and oil and gas companies, including some of the biggest companies in the world.

Dan O’Brien:

Now that we can deliver sustainability plus biodegradability, we’ll be able to ramp up the sales using our excess capacity at our plant right now and our existing customer base. That means that we have all the pieces in place, including 160 million dollars in funding to accelerate growth and profitability for years to come. I’d like to pass it back to Eric to share additional details on the go forward company and our plan.

Eric Steen:

Thanks, Dan. Some of the tools and technologies we use to develop our processes are related to synthetic biology, or put simply, instead of petroleum, oil and massive facilities, we’re using yeast and sugar as inputs. These technologies have undergone rapid improvements over the past decade and are well poised to begin delivering products. I’ve dedicated my career and built our business on transitioning from petroleum to bio-based solutions. Our goal is to produce these products sustainably, using the techniques and processes of biotechnology.

Eric Steen:

Next slide. We have the core team in place to deliver on our mission and path forward. We have built our team with experts from leading agriculture, consumer products, innovate biotechnology companies and top notch research universities, including UC Berkeley and MIT who have been responsible for spurring this industry from the earliest days. We have globally recognized investors and nearly every US government federal agency, including the Department of Agriculture, the Department of Energy, National Institutes of Health and National Science Foundation.

Eric Steen:

Next slide. These investments have enabled Lygos to build a pipeline or organic acids. Our biotech platform allows us to produce a series of precursor ingredients through sustainable fermentation, each of which opens up multiple billion dollar end markets. Aspartic is our focus today and the focus of the merger with FSI. It opens up major markets in agriculture and consumer products. Phyto CBX enables us to produce a full range of natural product ingredients, which is a value to pharma and nutraceutical markets. Lactic opens up opportunities in the large and growing market for biodegradable plastics, and finally, malonic opens up opportunities in high tech coatings as well as in flavors and fragrances.

Eric Steen:

Next slide, and to you, Dan.

Dan O’Brien:

Thank you. We can control our destiny from chemistry all the way to finished products. This means we capture margins across the vertical production chain. If you start on the left side of the screen, you see four dark bubbles. This is what Lygos does, developing the underlying biotechnology and using it to design processes that create precursor chemicals in commercial quantities. These are pictures of actual Lygos labs doing business and creating product today. On the right, you see three bubbles that are associated with FSI. We take the types of things that Lygos makes and we convert them into extremely high value products that go into finished goods for consumers and our major corporate customers. The pictures below the, below show our actual facility in Illinois, and in the product pictures, these products are for sale today, either directly or through our distribution networks.

Dan O’Brien:

Next slide. Our product suite is currently focused on aspartic acid which we are moving to supply from Lygos’ sustainable processes and which we will manufacture into products for several end markets. Each of these boxes represents a specific product, but I’ll focus on three main categories here. You’ll start with yield enhances. Crop yield. We’re on over two million acres right now of row crops in America and around the world, while the total available market is greater than 700 million. The sustainability capabilities we gain with the merger are going to be key to unlocking those additional acres.

Dan O’Brien:

The second market I’m going to highlight is detergents. The detergent market is increasingly top of mind sector for environmentally friendly product alternatives. We’re enthusiastic to finally meet fully green initiatives, meaning sustainable plus biodegradable, products that our major CPG customers have been asking us to provide for years. And finally, and further in the future in terms of scale would be superabsorbents. These go into diapers and medical pro- products like swabs and dressings. They’re not biodegradable today and a major source of landfill and pollution, but also represent a huge opportunity to make an ecological impact and tap into a multi billion dollar global market.

Dan O’Brien:

I’d like to talk about our go to market strategy. When we talk about entering multiple product lines, it’s important to emphasize our phased approach to tackling new categories. Our development dollars go into supporting real products with measurable demand. We first tackle the markets where we can get the best margins on smaller production volumes. Then we scale up our volumes and tackle larger markets that require larger manufacturing scale. That means we don’t take large bets on pure R&D with just hopes for viable products, and we don’t burn cash in markets where we don’t yet have a profitable path to scale.

Dan O’Brien:

In practical terms, that has meant the company has had an early focus on food additives, detergents and fertilizers. We continue to expand in our current products and we’ll target the superabsorbent market for the future when we can deliver much larger volumes at lower cost. In this slide, we highlight two FSI product lines in the agriculture sector which are selling strongly today. On the left is a biodegradable nutrient stabilizer that helps farms yield more crop with the same fertilizer. In 2021, we increased yield on some two million acres and we have ambition for additional growth via domestic and international expansion. On the right panel, we are highlighting a set of products that are B2C, premium turf and golf products that sell extremely well in the American market.

Dan O’Brien:

And now, I’d like to hand off to Eric for the next slide, please.

Eric Steen:

Thanks, Dan. I’ll return to the mission and vision of our companies. As a combined entity, we’ll be very well positioned to supply the demand for sustainable products. I think about this across a couple bins. First, with Lygos’s tech, we’ll be able to create sustainable ingredients and organic acids. That’s the sustainable feed stock bin. These ingredients can then be formulated into key, every day biodegradable products that are providing the performance value that Dan’s talked about previously. FSI is making and selling these products today. By doing so, we can meet sustainability goals that a number of large blue chip customers are mandating alongside the con- consumer base who wants better performing, sustainable products. Finally, this creates and end to end green product suite. It’s our vision that we’re able to create a one stop shop for these ingredients and products and the technologies that we’re creating to satisfy the demands of our partners and customers.

Eric Steen:

Next slide. So, in summary, we’ve lined up an exciting transaction that merges the leading, innovative biotech platform for ga- for organic acid production to a company with strong capabilities in polymerization and commercialization. This creates a vertically integrated entity that can accelerate transition of petrochemical processes to bio-based processes. With 160 million dollars in financing, a deep team and a strong IP portfolio, we have the resources to make the promise of synthetic biology a reality.

Eric Steen:

Thank you, everyone, for tuning in. You can find more information on our websites and stay tuned. We have a lot coming and we’ll be continuing to disclose more on our plans and advancements along our path to creating a vertically integrated, sustainable ingredients company. Dan, back to you.

Dan O’Brien:

Thank you all for listening today. We truly appreciate you taking the time to learn about this exciting turning point in a journey that’s been years in the making. Lygos combined with FSI have the vertically integrated team, the tools and the capital to execute on near term milestones and the strategy for longterm success. To our existing shareholders, thank you for your support. We have an even brighter future ahead. Goodbye.